Exhibit 99.5

Filed by NetLogic Microsystems, Inc. Pursuant to Rule 14a-12 Under the Securities Exchange Act of 1934 Commission File No. 000-50838
Broadcom Welcomes NetLogic Employee Town Hall September 12, 2011 0 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

This presentation may contain forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include references to the impact of the acquisition on Broadcom's earnings per share, the expected date of closing of the transaction, the strategic fit of NetLogic Microsystems' technology into Broadcom's business, and the potential benefits of the merger. In fact, all statements that we make or incorporate by reference in the presentation, other than statements or characterizations of historical fact, are forward-looking statements. It should be clearly understood that these forward-looking statements, and our assumptions about the factors that influence them, are based on the limited information available to us at this date. Such information is subject to change, and we may not inform you when changes occur. We undertake no obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those described in the statements you hear today as a result of various factors, many of which are outside the control of Broadcom and NetLogic Microsystems. The following risk factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: unexpected variations in market growth and demand for multi-core network processors and related technologies, matters arising in connection with the parties' efforts to comply with and satisfy applicable regulatory clearances and closing conditions relating to the transaction; the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development through volume production, integration issues, costs and unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, potential contractual, intellectual property or employment issues and charges resulting from purchase accounting adjustments or fair value measurements. In addition, actual results are subject to other risks and uncertainties that relate more broadly to Broadcom 's overall business, including those more fully described in our filings with the SEC including our annual report on Form 10-K for the fiscal year ended December 31, 2010, and quarterly reports filed on Form 10-Q for the current fiscal year, and NetLogic Microsystems' overall business and financial condition, including those more fully described in NetLogic Microsystems' filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2010, and its quarterly reports filed on Form 10-Q for the current fiscal year. For additional financial and statistical information, including the information disclosed in accordance with SEC Regulation G, please see the Investors section of our website. (c) 2011 Broadcom Corporation. All rights reserved. Broadcom(r), the pulse logo, Connecting everything(r), and the Connecting everything logo are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners. Cautionary Statement 1 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Town Hall Agenda

- Welcome & Introductions
  - Ron Jankov, CEO, NetLogic Microsystems
- Broadcom Corporate Overview
  - Scott McGregor, CEO, Broadcom
- Broadcom Culture of Innovation & Engineering Excellence
  - Henry Samueli, Chief Technology Officer, Broadcom
- Human Resources & Benefits
  - Terri Timberman, EVP, Human Resources, Broadcom
- Legal Dos & Don'ts & Close
  - Ron Jankov, CEO, NetLogic Microsystems
- Employee Q & A

Broadcom Proprietary & Confidential. © 2011 Broadcom Corporation. All rights reserved.
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Welcome & Introductions Ron Jankov, CEO NetLogic Microsystems 3 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Major Benefits Sales channel into wide range of new segments Broad portfolio of complementary, best in class- technologies, deep IP R&D resources to scale quickly and accelerate time to market Global customer support Outstanding culture fit - engineering-centric, innovation leaders Employee training, resources and best practices A leader in communications semiconductor solutions with a leading infrastructure portfolio A leader in intelligent semiconductor solutions powering next-generation Internet networks A Winning Combination for Employees 4 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

A Winning Combination for Customers Major Benefits Enables delivery of integrated, end-to-end platform Strong existing relationships with both companies World-class IP portfolio to accelerate time to market Global support organization A leader in communications semiconductor solutions with a leading infrastructure portfolio A leader in intelligent semiconductor solutions powering next-generation Internet networks 5 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Broadcom Corporate Overview Scott McGregor, CEO Broadcom 6 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Founded in 1991 Initial public offering in April 1998 (Nadaq: BRCM) Fortune 500 company Ranked most innovative semiconductor company A global leader in semiconductors for wired and wireless communications 2010 net revenue of $6.82 billion Ranked in Top 10 Semiconductors by Revenue in 2010 (Gartner, 2010) One of the largest volume fabless semiconductor suppliers Broad IP portfolio with more than 15,300 U.S. and foreign patents and applications Strongest patent portfolio among fables semiconductor companies (IEEE) Approximately 10,000 employees worldwide About Broadcom Driving convergence through unique and innovative product offerings 7 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Duluth Durham Dallas Austin San Diego San Jose Matawan Seattle Sunnyvale Houston Richmond, BC Santa Clara Andover Colorado Springs Edina Irvine Chandler Longmont Quebec Fort Collins Glen Rock Markham Kanata Japan Singapore South Korea Taiwan Shenzhen Beijing Shanghai Sydney India Belgium Netherlands Israel France Finland Denmark Greece United Kingdom Spain Broadcom's Global Presence 68 Design Centers 41 Sales / Marketing Locations Dalian Turkey Italy Petaluma Yardley Lancaster Germantown Worldwide locations strategically placed to serve our expanding customer base 8 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Robert Rango Executive VP & GM, Mobile & Wireless Group (Hand) Rajiv Ramaswami Executive VP & GM, Infrastructure & Networking Group (Infrastructure) Daniel Marotta Executive VP & GM, Broadband Communications Group (Home) Art Chong Executive VP, General Counsel & Secretary Neil Kim Executive VP, Operations & Central Engineering Thomas Lagatta Executive VP, Worldwide Sales Terri Timberman Executive VP, Human Resources Eric Brandt Executive VP & Chief Financial Officer Ken Venner Executive VP, Corp Services & Chief Information Officer Broadcom Organization Dr. Henry Samueli Co-Founder, Chief Technical Officer, Board Member Scott A. McGregor President and Chief Executive Officer, Board Member Business Groups Corporate Executives 9 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Broadcom Business Overview Home (Broadband Communications) Hand (Mobile & Wireless) More than 20 lines of business enabling growth in wired and wireless convergence Infrastructure (Infrastructure & Networking) 10 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Customer Base of Industry Leaders Home (Broadband Communications) Infrastructure (Infrastructure & Networking) Hand (Mobile & Wireless) 11 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Track Record of Winning in New Segments Powerline Networking NFC Femtocell xPON Blu-ray Cellular Baseband Digital TV Ethernet Controller 802.11 WLAN Satellite Set-Top Box xDSL Bluetooth Handsets Enterprise Voice over IP Ethernet Switch Ethernet PHY Cable Modem Digital Cable Set-Top Box 1995 2000 2005 2010 #1 #1 #1 #1 #1 #1 #1 #1 #1 #1 #1 Source: Linley Group, IDC, Gartner, In-Stat, ABI Research, Techno Systems Research * * Company estimate. Validation not available in timeframe shown 12 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Broadband Communications Group (2010 Rev: $2.1B) Key Product Areas ... Cable, IP, Satellite and Terrestrial STB Cable, DSL, Femtocell and GPON gateways Digital TV solutions Blu-ray Disc(r) players and recorders CMTS and DSLAM chipset solutions Coax and Powerline home networking Enabling global carriers and consumer electronics companies to offer superior voice, video and data services and equipment to and throughout the home Leading Customers ... 13 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

A Leader in Digital Home Convergence Broadcom System Solutions Found in a Vast Array of Consumer Electronics and Service Provider Products The Digital Home Digital TV G/EPON Gateway VoIP Gateway DTA/DTT STB DSL Gateway Cable Gateway DECT Handset Wi-Fi Router Smart Phone Printer Game Console DBS STB Cable/Fiber STB PC UMTS Femtocell IP STB Blu-ray Disc(r) Player 14 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Products Include ... 802.11a/b/g/n WLAN client and access points Bluetooth systems and software GPS and location based services NFC solutions EDGE/HSPA/LTE/WiMAX cellular SoCs Applications Processors Multi-band, multi-mode RF transceivers Power management solutions IP telephony devices Leading Customers ... Mobile & Wireless Overview (2010 Rev: $2.9B) 15 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

The Trend Towards Smart Phones is Rapidly Accelerating

BROADCOM
Connecting everything



Applications

- Internet Browser
- Rich Widget Support
  - News
  - Weather
  - Stock quotes
  - YouTube, Facebook

Wi-Fi

802.11 a/b/g/n



Bluetooth & FM



Bluetooth

FM




3G/4G High
3G Mid
3G Low
2G EDGE
2G Low
Smart Phones
Smart-Feature Phones
Voice Centric Phones

Proximity & Location


Web Browsing
GPS
NFC

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Infrastructure & Networking Group (2010 Rev:$1.6B) Storage Sub-Systems Enterprise and Carrier Switches SMB Switches Routers Servers Desktop and Notebook PCs Consumer Electronics Microwave Microwave Transmission Leading Customers ... 17 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Providing Infrastructure to Enable Next-Generation Wired and Wireless Services Demand for broadband in Asia New deployments and upgrades to existing networks Transition to 10G Enterprise Data center Metro Emergence of virtualization / cloud computing Migration of Ethernet into metro Net Revenue ($ in Millions) Infrastructure & Networking IP Traffic Growth Total IP Business 21% 34% IP Traffic '09-'14 CAGR Consumer 37% 18 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Complete Integrated Platform for Network Infrastructure Combined company will deliver significant advantages to customer requirements (performance and cost) Complete Integrated Platform 1. Physical 2. Data Link 3. Network 4. Transport 5. Session 6. Presentation 7. Application Layer Embedded Processors Knowledge- based Processors Switches PHYs Controllers Product Type 19 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Culture of Innovation & Engineering Excellence Henry Samueli, Chief Technology Officer Broadcom 20 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Enabling competitive advantage 7,197 engineers out of approximately 10,000 employees: 76% of total workforce focused on R&D 784 of R&D workforce hold PhDs Comprehensive skill sets: Chip designers (44%) Systems and hardware engineers (20%) Software engineers (36%) Expanding intellectual property portfolio: Over 5,350 U.S. patents issued Over 2,300 foreign patents granted Over 7,650 U.S. and foreign patents pending > 500 patents/year filing rate Broadcom's Engineering Workforce 21 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Broadcom Footprint in Standards Bodies is Unparalleled

BROADCOM. Connecting everything

Broadcom Participates in Over 130 Standards Bodies

- **CableLabs, SCTE and ITU for Cable**
  - DOCSIS Cable Modem
  - PacketCable - VoIP
  - OpenCable STB
- **Cellular / Mobile**
  - 3GPP (WCDMA, HSPA, LTE)
  - WiMAX
  - FemtoForum
- **Digital Home and Consumer Electronics**
  - Digital Living Network Alliance
  - Universal Plug-n-Play (UPnP)
  - Multimedia over Coax
  - HomePlugAV / G.hn
- **ANSI, ITU and DSL Forum**
  - ADSL2+ / VDSL2
  - GPON
- **IEEE 802.1 / 802.3 for Wired LAN**
  - 10G / 40G / 100G Ethernet
  - 10G EPON
  - Power over Ethernet
  - AV Bridging
  - Congestion Management / Security
- **IEEE 802.11 and Wi-Fi Alliance**
  - 802.11ac
  - 802.11af
- **Bluetooth / 60GHz PAN**
  - BTv4.0 (Low Energy + High Speed)
  - 802.11ad, WiGig Alliance
- **ISO / ITU for Video**
  - MPEG-H, HEVC
- **Khronos for Multimedia / Graphics**
  - OpenGL, OpenVG, OpenMAX

Broadcom Proprietary & Confidential. © 2011 Broadcom Corporation. All rights reserved.

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Sustained Record of Intellectual Property Innovation 600 2,326 1,132 3,225 4,844 6,776 8,225 10,893 12,100 13,150 14,600 Patents Pending Patents Issued IP Portfolio Strength as Ranked by IEEE: Top 20 Worldwide 4th in Semiconductor Industry #1 among Fabless Semiconductor Companies (CHART) 23 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

World's Broadest Portfolio of Communications IC Intellectual Property

WAN Access	LAN PAN	Multimedia	Processors DSP's	Internal Libraries
EDGE/WCDMA/ HSPA/LTE/WiMAX Cellular	10/100/1G/10G Ethernet PHY	MPEG-2/4 H.264 Encode/Decode	MIPS	Customized Digital Cell Libraries
DOCSIS Cable Modem	10/100/1G/10G Ethernet Switching	3D TV Processing	ARM	Custom Analog Libraries
ADSL/VDSL EPON/GPON	802.11 a/b/g/n/ac MIMO	Video/Image Signal Processing	VideoCore DSP	Custom RF Circuits
DBS Satellite GPS	Bluetooth 802.11ad	2D/3D Graphics	FirePath DSP	Custom Memories
OC-48/192 SONET	MoCA HomePlugA/V G.hn	NTSC/PAL/SECAM Encode/Decode	Ceva DSP	High-Speed I/O Libraries
Terrestrial HDTV	NFC	Conditional Access/DRM/ Encryption	ZSP DSP	Power Management Circuits

Broadcom Proprietary & Confidential. © 2011 Broadcom Corporation. All rights reserved.

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Data Centers: 37 data centers globally supporting 58 R&D sites Enterprise Storage: 2.1 petabytes of Network Attached Storage Roughly doubling every 2 years, while costs are relatively flat Compute Servers: 3,000 servers / 26,000 Cores Number of servers is flat but moving to multi-processor / multi-core Roughly doubling performance every 2 years, while costs are relatively flat Global Network Bandwidth: About 10x increase in bandwidth every 3 years Scalable IT Infrastructure to Support Global Design Collaboration 25 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

IP Sharing Across the Company MPG CE WCG BCG ING 3rd Party Over 9,000 Instances of IP Sharing in 2010 26 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

BCM7425: World's Most Highly Integrated Set-Top Box Multimedia Processor

BROADCOM.
Connecting everything



Audio DAC
Video DAC
HDMI 1.4 Tx
HDMI 1.4 Rx
USB 2.0
GEnet
SATA3
1394
PLL's
RAAGA Audio DSP
Video Encoder
MoCA1.1+
Digital IO Pads
PLL's
PLL's
Clkgen
Sys_ctrl
3D+2D Graphics
Digital IO Pads
1.3GHz MIPS (3000 DMIPS)
Vice2 1080p30 HD Encoder
Broadcom Video Network (SVC 3D)
Security
PLL
Transport
SVC Decoder
Advanced Video Decoder
PVTMON
VDDCMON
UHF
Host Interface
PCIe
PLL
DDR3-2133
USB2.0

- **Key Features:**
  - Full HD Resolution 3D Video
  - Multi-format HD Transcode
  - PC Quality 3D Graphics
  - Integrated MoCA (w/RF) and Gb Ethernet Networking
  - 1.3 GHz Custom Dual-Issue Dual-Thread 32-bit MIPS Applications Processor
  - 430 MHz Custom VLIW DSP

Complexity:
- 42 Analog IP Macros
- 34 Major Digital IP Subsystems
- 1280 Memory Blocks
- 1057 I/O Pads of 57 Types
- 350M Transistors
- 40nm Process Technology

Broadcom Proprietary & Confidential. © 2011 Broadcom Corporation. All rights reserved.

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Broadcom is one of the elite semiconductor companies in the world based on breadth and scale Competitive advantage is our ability to efficiently design the most complex chips in the communications semiconductor industry Our ability to integrate RF, analog and digital using standard CMOS processes is unparalleled Our central engineering infrastructure is a key enabler of our engineering execution machine R&D efficiency is also enabled by a pervasive culture of collaboration and IP sharing Our willingness to collaborate across BU boundaries is truly unique in the industry Outstanding track record of successful acquisition integration Have acquired over 50 start-ups which continues to feed our entrepreneurial culture Benefits to NetLogic Microsystems 28 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Ron Jankov, CEO NetLogic Microsystems 29 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Continue to innovate Continue to execute Stay focused on customers Look forward to our combined future Most Importantly ... 30 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Questions & Answers Ron Jankov, CEO NetLogic Microsystems Scott McGregor, CEO Broadcom Henry Samueli, Chief Technology Officer Broadcom Terri Timberman, EVP, Human Resources Broadcom 31 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

Thank You and Welcome! 32 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT In connection with the proposed merger, NetLogic Microsystems will file a proxy statement with the SEC. Additionally, NetLogic Microsystems will file other relevant materials with the SEC in connection with the proposed acquisition of NetLogic Microsystems by Broadcom pursuant to the terms of an Agreement and Plan of Merger by and among Broadcom, NetLogic Microsystems and NetLogic Microsystems Acquisition Corp., a wholly-owned subsidiary of Broadcom. The materials to be filed by NetLogic Microsystems with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders of NetLogic Microsystems are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. NetLogic Microsystems, Broadcom and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NetLogic Microsystems stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of NetLogic Microsystems' executive officers and directors in the solicitation by reading NetLogic Microsystems' annual report on Form 10-K for the fiscal year ended December 31, 2010, proxy statement for its 2011 annual meeting of stockholders and the proxy statement and other relevant materials filed with the SEC in connection with the merger when they become available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Broadcom's executive officers and directors in the solicitation by reading Broadcom's proxy statement for its 2011 annual meeting of shareholders. Information concerning the interests of NetLogic Microsystems' participants in the solicitation, which may, in some cases, be different than those of NetLogic Microsystems' stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available. Additional information regarding NetLogic Microsystems directors and executive officers is also included in NetLogic Microsystems' proxy statement for its 2011 annual meeting of stockholders. Additional Information 33 Broadcom Proprietary & Confidential. (c) 2011 Broadcom Corporation. All rights reserved.